[MFS LOGO]

MFS [RegTM] Government Markets Income Trust

Semiannual Report
May 31, 1998

[ILLUSTRATION OF MAN AND WOMAN TALKING IN AN OFFICE]

                                   In Memoriam


                                A. Keith Brodkin
                                   1935 - 1998
                      Chairman and Chief Executive Officer

                      MFS[RegTM] Investment Management(SM)


[Photo of A. Keith Brodkin]


                        On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

                        Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS[RegTM] Total Return Fund. He went on to manage our first pure bond fund, MFS[RegTM] Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children. His leadership, friendship, and wise counsel will be sorely missed.

Dear Shareholders:

To most investors, the surprise of this past year has been that robust economic growth, especially this late in the economic cycle, has coincided with a dramatic improvement in inflation trends and an overall decline in interest rates. Even though economic activity for much of the year exceeded a level that the Federal Reserve Board (the Fed) would consider noninflationary, and in spite of the fact that the Fed increased the federal funds rate to 5.50% in March of 1997, two trends worked in favor of the market and helped lower rates during the year. The first was the sharp decline in the U.S. government's borrowing needs. In fact, for the 12-month period ended May 31, the government was running a surplus of about $60 billion, and for the fiscal year ending this October the surplus may be significantly higher. The second favorable trend was the decline in inflation. Much to the surprise of most economists, inflation fell significantly over the course of the year, with the Consumer Price Index, for example, declining to 1.70% in 1997 from 3.30% in 1996.

The Trust's stock market price, which stood at $6.69 on November 28, 1997, decreased to $6.50 on May 29, 1998, the last day of market trading in the period, while its net asset value (NAV) over the same period increased from $7.41 to $7.46, representing a total return of -0.30% based on market price and 4.23% based on NAV. For comparative purposes, the Salomon Brothers Treasury Government Sponsored Index, an unmanaged index of medium-term U.S. Treasury and government agency securities, appreciated by 4.16% over this period, while the J.P. Morgan Non-Dollar Government Bond Index, an unmanaged index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year, declined by 2.03% in local currency terms.

U.S. Government Sector

The fixed-income environment, although at times volatile, was generally positive over the past six months. With the general decline in interest rates, coupon income was augmented by opportunities for capital appreciation, particularly in longer-maturity securities. For example, an investment in the two-year sector would have returned 2.68%, whereas the total return in the 10-year sector was 3.69%. With household income, job growth, and consumer confidence quite strong, the rally in shorter maturities was somewhat limited by concerns that the Fed would again find it necessary to raise short-term interest rates. The very favorable performance on the inflation and fiscal fronts, however, provided a very positive underpinning for Treasuries, one from which longer maturities were able to benefit. This environment benefited the Trust, given our overweighting in longer-maturity Treasury and agency securities.

For most of the year, the portfolio's duration, or sensitivity to changes in interest rates, was 5% to 10% longer than that of the appropriate bench-mark. Strength in employment and overall economic activity, along with the risk that the Fed might raise interest rates, argued for caution. Thus, we did not position duration more aggressively. The many positive underpinnings to the market, however, did suggest that we should position the portfolio to benefit from opportunities for capital appreciation as fears of Fed action receded.

Looking ahead, prospects for the fixed-income market are positive. The supply-side nature of the economic expansion (with growth in supply outstripping that of demand) and the boom in global production capacity have helped suppress inflation. Declining inflation at this stage of the economic expansion is remarkable, and any slowdown in economic growth could quickly trigger even lower inflation expectations. Investors have yet to embrace the idea that the economy is at or close to price stability. Although the economy shows few signs of weakening, interest rates will have considerable room to fall after economic activity cools and the view that we are indeed close to the long-term objective of price stability becomes more broadly accepted.

International Sector

Over the past six months, we have been shifting assets from the developed foreign government bond markets back into the United States because the latter has become increasingly attractive based on both real and nominal rates. Presently, only 3% of total assets are allocated to these foreign markets. We have continued to emphasize the higher-yielding European markets such as the United Kingdom, Denmark, and Italy, all of which continue to outperform the U.S. bond market measured in local currency terms. The Trust has also benefited from our hedging virtually all of its foreign assets back into the U.S. dollar, which has appreciated against almost all major currencies. Away from Europe, we increased our weighting in New Zealand bonds, which initially underperformed U.S. Treasuries but by the end of May had significantly outperformed U.S. bonds.

The situation in Asia still dominates the global outlook. Thus far, the crisis has only modestly impacted economies outside the region. We believe the potential for slower global growth and lower inflation should support the European and U.S. bond markets. Although global inflation is presently not a problem, in some countries, such as the United States and the United Kingdom, asset inflation (real estate and equity valuations) continues to be a concern. The risk that the long-awaited impact from Southeast Asia won't sufficiently tame the vibrant U.S. economy might cause the Fed to raise interest rates later in the year. Meanwhile, the emerging markets remain vulnerable to the ups and downs of the Asian recovery process. We have slowly been adding to this sector as these markets have weakened.

While the dollar has been strong versus other major foreign currencies for roughly three years, this trend may be coming to an end as investors gain confidence that the new European currency, the Euro, will be strong. Presently, interest rates, economic growth, and productivity differentials still favor the dollar. The Trust remains almost fully hedged into U.S. dollars, but we will be monitoring this situation closely.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,


/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management


/s/ Stephen C. Bryant

Stephen C. Bryant
Portfolio Manager


/s/ Steven E. Nothern

Steven E. Nothern
Portfolio Manager

June 12, 1998

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover.
The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.
--------------------------------------------------------------------------------
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

  Performance Summary
  (For the six months ended May 31, 1998)


  Net Asset Value Per Share
  November 30, 1997                $  7.41
  May 31, 1998                     $  7.46
  New York Stock Exchange Price
  November 30, 1997                $ 6.688
  March 26, 1998 (high)*           $ 6.875
  May 7, 1998 (low)*               $ 6.375
  May 31, 1998                     $ 6.500

  *For the period December 1, 1997, through May 31, 1998.


Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders

As of May 31, 1998, our records indicate that there are 10,495 registered shareholders and approximately 48,600 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

          State Street Bank and Trust Company
          P.O. Box 8200
          Boston, MA 02266-8200
          1-800-637-2304


New York Stock Exchange Symbol

The New York Stock Exchange symbol is MGF.


Investment Objective and Policies

The investment objective of MFS[RegTM] Government Markets Income Trust is to provide a high level of current income.

The Trust will attempt to achieve this objective by investing at least 65% of its assets in U.S. government securities and by engaging in transactions involving related options. The Trust may invest up to 35% of its total assets in foreign government securities. In pursuing its objective, the Trust will consider the preservation of capital by balancing the yields of various fixed-income securities against their attendant risks. However, the Trust will not purchase securities with the goal of achieving capital appreciation.

For defensive purposes, the Trust may invest in cash (including foreign currency) and cash equivalents. The Trust may also enter into options and futures transactions and forward foreign currency exchange contracts, interest rate swaps, and purchase securities on a "when-issued" basis.


Dividend Reinvestment and Cash Purchase Plan

The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Dividend Disbursing Agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.



                NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

Portfolio of Investments -- May 31, 1998

Bonds -- 95.1%


                                                                        Principal Amount
Issuer                                                                    (000 Omitted)             Value
U.S. Bonds -- 85.8%
U.S. Treasury Obligations -- 41.9%
U.S. Treasury Bonds, 6.125s,
  2027 ............................................................       $41,250            $ 43,099,650
U.S. Treasury Bonds, 8.875s,
  2017 ............................................................        16,000              21,471,984
U.S. Treasury Bonds, 10.375s,
  2009 ............................................................        14,600              18,906,646
U.S. Treasury Bonds, 11.25s,
  2015 ............................................................        13,050              20,594,466
U.S. Treasury Notes, 5.5s,
  2003 ............................................................        17,000              16,931,920
U.S. Treasury Notes, 5.625s,
  2008 ............................................................        19,500              19,594,380
U.S. Treasury Notes, 8s, 2001 .....................................        35,000              37,269,400
U.S. Treasury Notes, 8.5s,
  2000 ............................................................        37,000              38,740,110
                                                                                             ------------
                                                                                             $216,608,556
                                                                                             ------------
U.S. Federal Agencies -- 23.4%
FHA, 10.375s, 2030+ ...............................................       $ 2,448            $  2,452,889
FICO, 9.8s, 2018 ..................................................         5,000               7,057,800
FICO, 10.7s, 2017 .................................................         8,500              12,846,985
Federal Home Loan Mortgage
  Corp., 6.79s, 2005 ..............................................         4,500               4,717,969
Federal National Mortgage
  Assn., 5s, 2023 .................................................         6,000               5,079,360
Federal National Mortgage
  Assn., 6.55s, 2007 ..............................................         3,972               3,962,060
Federal National Mortgage
  Assn., 7.5s, 2003 ...............................................         7,657               7,795,374
Federal National Mortgage
  Assn., 7.875s, 2006 .............................................        30,000              30,717,300
Federal National Mortgage
  Assn., 8.5s, 2027 ...............................................        10,100              11,384,518
Federal National Mortgage
  Assn., 7.5s, 2009, TBA ..........................................        33,875              34,890,841
                                                                                             ------------
                                                                                             $120,905,096
                                                                                             ------------
Government National Mortgage
  Association -- 19.1%
GNMA, 7s, 2023 ....................................................       $16,060            $ 16,334,558
GNMA, 7.5s, 2022 ..................................................         1,406               1,451,410
GNMA, 6.5s, 2028, TBA .............................................        18,234              18,148,352
GNMA, 7s, 2011, TBA ...............................................        18,933              19,308,006
GNMA, 7.5s, 2002, TBA .............................................        42,406              43,736,198
                                                                                             ------------
                                                                                             $ 98,978,524
                                                                                             ------------
Small Business Administration -- 0.7%
SBA, 8.875s, 2011 .................................................       $ 3,383            $  3,689,951
                                                                                             ------------



                                                                        Principal Amount
Issuer                                                                    (000 Omitted)             Value
U.S. Bonds -- continued
U.S. Government
  Guaranteed -- 0.7%
Private Export Funding Corp.,
  7.01s, 2004 .....................................................     $   3,380            $  3,588,174
                                                                                             ------------
Total U.S. Bond ...................................................                          $443,770,301
                                                                                             ------------
Foreign Bonds -- 9.3%
Argentina -- 0.4%
Republic of Argentina, 8.762s,
  2005 ............................................................     $   2,100            $  2,115,750
                                                                                             ------------
Brazil -- 1.0%
Federal Republic of Brazil, 5s,
  2014 ............................................................     $   3,481            $  2,697,488
Federal Republic of Brazil,
  9.375s, 2008 ....................................................         2,800               2,619,400
                                                                                             ------------
                                                                                             $  5,316,888
                                                                                             ------------
Bulgaria -- 0.4%
National Republic of Bulgaria,
  6.563s, 2024 ....................................................     $   2,750            $  2,179,375
                                                                                             ------------
Denmark -- 0.3%
Nykredit, 6s, 2026 ................................................  DKK    5,559            $    810,035
Nykredit, 7s, 2024 ................................................         5,414                 808,410
                                                                                             ------------
                                                                                             $  1,618,445
                                                                                             ------------
Germany -- 0.5%
Federal Republic of Germany,
  6.25s, 2006 .....................................................  DEM    1,497            $    917,386
Treuhandanstalt, 6.625s, 2003 .....................................         1,004                 614,706
Federal Republic of Germany,
  6s, 2007 ........................................................         1,298                 784,893
                                                                                             ------------
                                                                                             $  2,316,985
                                                                                             ------------
Italy -- 0.3%
Republic of Italy, 5.75s, 2002 .................................... ITL 1,345,000            $    793,870
Republic of Italy, 7.75s, 2006 ....................................     1,155,000                 777,482
                                                                                             ------------
                                                                                             $  1,571,352
                                                                                             ------------
Mexico -- 2.4%
United Mexican States,
  8.625s, 2008 ....................................................     $   2,800            $  2,761,500
United Mexican States,
  9.875s, 2007 ....................................................         9,200               9,660,000
                                                                                             ------------
                                                                                             $ 12,421,500
                                                                                             ------------
New Zealand -- 0.9%
Government of New Zealand,
  8s, 2001 ........................................................   NZD   7,640            $  4,289,579
Government of New Zealand,
  10s, 2002 .......................................................           730                 430,181
                                                                                             ------------
                                                                                             $  4,719,760
                                                                                             ------------

                                     Principal Amount
Issuer                                 (000 Omitted)          Value
Foreign Bonds -- continued
Panama -- 0.5%
Republic of Panama, 8.25s,
  2008 .........................    $2,400               $  2,361,000
                                                         ------------
Russia -- 0.8%
Ministry of Finance, 10s, 2007..    $3,200               $  2,888,000
Vnesheconombank, 6.719s,
  2015 .........................     2,000                  1,295,000
                                                         ------------
                                                         $  4,183,000
                                                         ------------
South Korea -- 0.9%
Republic of Korea, 8.875s,
  2008 .........................    $4,600               $  4,289,914
                                                         ------------
United Kingdom -- 0.9%
United Kingdom Treasury, 7s,
  2001 ......................... GBP   703               $  1,177,631
United Kingdom Treasury, 9s,
  2008 .........................     1,037                  2,125,702
United Kingdom Treasury,
  9.75s, 2002 ..................       750                  1,390,449
                                                         ------------
                                                         $  4,693,782
                                                         ------------
  Total Foreign Bonds ..............................     $ 47,787,751
                                                         ------------
  Total Bonds (Identified Cost,
    $488,357,039) ..................................     $491,558,052
                                                         ------------
Warrants
                                          Shares
Republic of Venezuela*,
  (Identified Cost, $0) .........   37,500               $     --
                                                         ------------
Rights
United Mexican States*,
  (Identified Cost, $0) .........    1,000               $     --
                                                         ------------
Short-Term
  Obligations -- 6.8%


                              Principal Amount
                               (000 Omitted)
Federal Home Loan Mortgage
  Discount Notes, due
  6/01/98-6/15/98, at
  Amortized Cost .........   $   35,340          $35,319,103
                             ----------          -----------

 Call Options Purchased

                                               Principal Amount
                                                 of Contracts
Description/Expiration Month/Strike Price        (000 Omitted)          Value
Japanese Government Bond/
  June/102.121 (Premiums
  Paid, $7,827) ...........................    JPY      113,200    $     20,493
                                                                   ------------
Put Options Purchased
Japanese Yen/Deutsche
  Marks/August/68.4
  (Premiums Paid, $58,600) ................    JPY      259,106    $    240,450
                                                                   ------------
  Total Investments (Identified Cost,
    $523,742,569) ............................................     $527,138,098
                                                                   ------------
Put Options Written


Description/Expiration Month/Strike Price
Japanese Government Bonds/
  August/101.800 ..........................    JPY        56,700   $       (680)
Japanese Government Bonds/
  August/101.801 ..........................    JPY        56,700           (624)
Canadian Dollars/July/1.43 ................    CAD         2,243        (28,699)
                                                                   -------------
  Total Put Options Written (Premiums
    Received, $10,972) .......................................     $    (30,003)
                                                                   -------------
Call Options Written
Japanese Government Bonds/
  June/104.247 ............................    JPY       113,200   $     (6,000)
Japanese Yen/Deutsche
  Marks/August/66.52 ......................    JPY       251,984           (252)
                                                                   -------------
  Total Call Options Written (Premiums
    Received, $60,339) .......................................     $     (6,252)
                                                                   -------------
Other Assets,
  Less Liabilities -- (1.9)% .................................       (9,954,071)
                                                                   -------------
Net Assets -- 100.0% .........................................     $517,147,772
                                                                   -------------

* Non-income producing security.
+ Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than U.S. dollar. A list of abbreviations is shown below.


CAD     =     Canadian Dollars
DEM     =     Deutsche Marks
DKK     =     Danish Kroner
GBP     =     British Pounds
ITL     =     Italian Lire
JPY     =     Japanese Yen
NZD     =     New Zealand Dollars

                       See notes to financial statements

Statement of Assets and Liabilities -- May 31, 1998


Assets:
 Investments, at value (identified cost, $523,742,569) ...................................    $  527,138,098
 Cash ....................................................................................            59,528
 Net receivable for forward foreign currency exchange contracts to sell ..................            31,248
 Net receivable for foreign currency exchange contracts closed or subject to master
  netting agreements .....................................................................            43,872
 Receivable for investments sold .........................................................        25,812,858
 Interest receivable .....................................................................         5,520,800
 Other assets ............................................................................             4,753
                                                                                              --------------
   Total assets ..........................................................................    $  558,611.157
                                                                                              --------------
Liabilities:
 Payable to dividend disbursing agent ....................................................    $      210,396
 Payable for investments purchased .......................................................        40,778,507
 Written options outstanding, at value (premiums received, $71,311) ......................            36,255
 Net payable for forward foreign currency exchange contracts to purchase .................            14,273
 Payable to affiliates -
  Management fee .........................................................................            29,435
  Transfer agent fee .....................................................................            16,362
  Administrative fee .....................................................................               635
 Accrued expenses and other liabilities ..................................................           377,522
                                                                                              --------------
   Total liabilities .....................................................................    $   41,463,385
                                                                                              --------------
Net assets ...............................................................................    $  517,147,772
                                                                                              ==============
Net assets consist of:
 Paid-in capital .........................................................................    $  548,605,172
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................         3,492,128
 Accumulated net realized loss on investments and foreign currency transactions ..........       (32,484,284)
 Accumulated distributions in excess of net investment income ............................        (2,465,244)
                                                                                              --------------
   Total .................................................................................    $  517,147,772
                                                                                              ==============
Shares of beneficial interest outstanding (97,911,555 shares authorized, less 28,597,500
  treasury shares) .......................................................................        69,314,055
Net asset value per share (net assets of $517,147,772 [divided by] 69,314,055 shares of
  beneficial interest outstanding) .......................................................    $         7.46
                                                                                              ==============


                        See notes to financial statements

Statement of Operations -- Six Months Ended May 31, 1998


Net investment income:
 Interest income ............................................................     $ 18,803,482
                                                                                  ------------

Expenses --
  Management fee ............................................................     $  1,836,041
  Trustees' compensation ....................................................           78,203
  Transfer and dividend disbursing agent fee ................................           97,472
  Administrative fee ........................................................           34,295
  Custodian fee .............................................................           84,313
  Auditing fees .............................................................           41,528
  Postage ...................................................................           24,556
  Printing ..................................................................            8,362
  Legal fees ................................................................            1,240
  Miscellaneous .............................................................          186,366
                                                                                  ------------
   Total expenses ...........................................................     $  2,392,376
  Fees paid indirectly ......................................................          (44,557)
                                                                                  ------------
   Net expenses .............................................................     $  2,347,819
                                                                                  ------------
    Net investment income ...................................................     $ 16,455,663
                                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) --
   Investment transactions ..................................................     $  3,319,147
   Written option transactions ..............................................         (327,758)
   Foreign currency transactions ............................................        2,607,346
   Interest rate swap transactions ..........................................           30,924
                                                                                  ------------
    Net realized gain on investments and foreign currency transactions ......     $  5,629,659
                                                                                  ------------

  Change in unrealized appreciation (depreciation) --
   Investments ..............................................................     $ (1,412,134)
   Written options ..........................................................          583,758
   Translation of assets and liabilities in foreign currencies ..............       (2,140,260)
   Interest rate swaps ......................................................          (55,263)
                                                                                  ------------
    Net unrealized loss on investments and foreign currency transactions ....     $ (3,023,899)
                                                                                  ------------
     Net realized and unrealized gain on investments and foreign currency ...     $  2,605,760
                                                                                  ------------
      Increase in net assets from operations ................................     $ 19,061,423
                                                                                  ============

                        See notes to financial statements

Statement of Changes in Net Assets


                                                                                            Six Months Ended     Year Ended
                                                                                              May 31, 1998    November 30, 1997
                                                                                           ----------------- ------------------
Increase (Decrease) in net assets:
From operations --
 Net investment income ...................................................................   $  16,455,663     $  34,660,278
 Net realized gain (loss) on investments and foreign currency transactions ...............       5,629,659        (6,065,965)
 Net unrealized loss on investments and foreign currency translation .....................      (3,023,899)       (3,847,810)
                                                                                             -------------     -------------
  Increase in net assets from operations .................................................   $  19,061,423     $  24,746,503
                                                                                             -------------     -------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $ (16,455,663)    $ (34,660,278)
 In excess of net investment income ......................................................        (279,824)       (2,305,112)
                                                                                             -------------     -------------
   Total distributions declared to shareholders ..........................................   $ (16,735,487)    $ (36,965,390)
                                                                                             -------------     -------------
Trust share (principal) transactions --
 Cost of Treasury shares acquired ........................................................   $  (9,758,634)    $ (17,696,661)
                                                                                             -------------     -------------
   Total decrease in net assets ..........................................................   $  (7,432,698)    $ (29,915,548)
Net assets:
 At beginning of period ..................................................................     524,580,470       554,496,018
                                                                                             -------------     -------------
 At end of period (including accumulated distributions in excess of net investment income
  of $2,465,244 and $2,185,420, respectively) ............................................   $ 517,147,772     $ 524,580,470
                                                                                             =============     =============

                        See notes to financial statements

Financial Highlights


                                                                    Six Months
                                                                       Ended
                                                                   May 31, 1998
                                                                ------------------
Per share data (for a share outstanding throughout
each period):
Net asset value -- beginning of period ........................    $    7.41
                                                                   ---------
Income from investment operations# --
 Net investment income ........................................    $    0.24
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................         0.04
                                                                   ---------
  Total from investment operations ............................    $    0.28
                                                                   ---------
Less distributions declared to shareholders --
 From net investment income ...................................    $   (0.24)
 From net realized gain on investments and foreign
  currency transactions .......................................           --
 In excess of net investment income+++ ........................         0.00
 Tax return of capital ........................................           --
                                                                   ---------
  Total distributions declared to shareholders ................    $   (0.24)
                                                                   ---------
Net increase from repurchase of capital shares ................    $    0.01
                                                                   ----------
Net asset value -- end of period ..............................    $    7.46
                                                                   =========
Per share market value -- end of period .......................    $   6.500
Total return ..................................................        (0.30)%++
 Ratios (to average net assets)/Supplemental data
  Expenses ## .................................................         0.92%+
  Net investment income .......................................         6.32%+
 Portfolio turnover ...........................................          157%
 Net assets at end of period
  (000 omitted) ...............................................    $ 517,148

  #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  +Annualized.
 ++Not annualized.
+++For the period ended May 31, 1998, the per share distribution in excess of net investment income was less than $0.01.



                                                                                 Year Ended November 30,
                                                                ---------------------------------------------------------
                                                                     1997          1996          1995          1994
                                                                ------------- ------------- ------------- --------------
Per share data (for a share outstanding throughout
each period):
Net asset value -- beginning of period .......................   $   7.56      $   7.62      $   6.90        $   7.83
                                                                 --------      --------       -------        --------
Income from investment operations# --
 Net investment income .......................................   $   0.49      $   0.49      $   0.49        $   0.48
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..............................      (0.14)        (0.07)         0.64           (0.88)
                                                                 --------      --------       -------        ---------
  Total from investment operations ...........................   $   0.35      $   0.42      $   1.13        $  (0.40)
                                                                 --------      --------       -------        ---------
Less distributions declared to shareholders --
 From net investment income ..................................   $  (0.49)     $  (0.49)     $  (0.49)       $  (0.14)
 From net realized gain on investments and foreign
  currency transactions ......................................         --            --            --           (0.05)
 In excess of net investment income+++ .......................   $  (0.03)     $  (0.05)           --        $  (0.02)
 Tax return of capital .......................................         --            --            --           (0.32)
                                                                 --------      --------       -------        --------
  Total distributions declared to shareholders ...............   $  (0.52)     $  (0.54)     $  (0.49)       $  (0.53)
                                                                 --------      --------       -------        --------
Net increase from repurchase of capital shares ...............   $   0.02      $   0.06      $   0.08              --
                                                                 --------      --------       -------        --------
Net asset value -- end of period .............................   $   7.41      $   7.56      $   7.62        $   6.90
                                                                 ========      ========       =======        ========
Per share market value -- end of period ......................   $  6.688      $  6.750      $  6.500        $  6.313
Total return .................................................       6.91%        12.61%        10.96%          (3.90)%
 Ratios (to average net assets)/Supplemental data
  Expenses ## ................................................       0.94%         1.00%         0.99%           0.97%
  Net investment income ......................................       6.56%         6.63%         6.84%           6.51%
 Portfolio turnover ..........................................        248%          249%          318%            295%
 Net assets at end of period
  (000 omitted) ..............................................   $524,580      $554,496      $606,135        $617,789

  #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  +Annualized.
 ++Not annualized.
+++For the period ended May 31, 1998, the per share distribution in excess of net investment income was less than $0.01.



                                                             Year Ended November 30,
                                                             -----------------------
                                                                     1993
                                                                -------------
Per share data (for a share outstanding throughout
each period):
Net asset value -- beginning of period ........................   $   7.59
                                                                  --------
Income from investment operations# --
 Net investment income ........................................   $   0.52
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................       0.38
                                                                  --------
  Total from investment operations ............................   $   0.90
                                                                  --------
Less distributions declared to shareholders --
 From net investment income ...................................   $  (0.44)
 From net realized gain on investments and foreign
  currency transactions .......................................      (0.22)
 In excess of net investment income+++ ........................         --
 Tax return of capital ........................................         --
                                                                  --------
  Total distributions declared to shareholders ................   $  (0.66)
                                                                  --------
Net increase from repurchase of capital shares ................         --
                                                                  --------
Net asset value -- end of period ..............................   $   7.83
                                                                  ========
Per share market value -- end of period .......................   $  7.125
Total return ..................................................       7.32%
 Ratios (to average net assets)/Supplemental data
  Expenses ## .................................................       0.93%
  Net investment income .......................................       6.61%
 Portfolio turnover ...........................................        453%
 Net assets at end of period
  (000 omitted) ...............................................   $744,448

  #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  +Annualized.
 ++Not annualized.
+++For the period ended May 31, 1998, the per share distribution in excess of net investment income was less than $0.01.

                        See notes to financial statements

                                                                       Year Ended November
                                                                               30,
                                                                   ---------------------------
                                                                        1992          1991
Per share data (for a share outstanding throughout each period):   ------------- -------------
Net asset value --
 beginning of period .............................................   $   8.08      $   8.41
                                                                     --------       -------
Income from investment operations --
 Net investment income[sec] ......................................   $   0.61      $   0.69
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      (0.23)         0.16
                                                                     --------      --------
  Total from investment operations ...............................   $   0.38      $   0.85
                                                                     --------      --------
Less distributions declared to shareholders --
 From net investment income ......................................   $  (0.57)     $  (0.64)
 From net realized gain on investments and
   foreign currency transactions .................................         --            --
 From paid-in capital ............................................      (0.30)        (0.54)
                                                                     --------      --------
  Total distributions declared to shareholders ...................   $  (0.87)     $  (1.18)
                                                                     --------      --------
Net asset value -- end of period .................................   $   7.59      $   8.08
                                                                     ========      ========
Per share market value--end of period ............................   $  7.250      $  8.000
 Total return ....................................................       1.11%        13.73%
 Ratios (to average net assets)/Supplemental data[sec]:
  Expenses .......................................................       1.03%         1.04%
  Net investment income ..........................................       7.80%         8.38%
 Portfolio turnover ..............................................        245%          805%
 Net assets at end of period (000 omitted) .......................   $743,103      $785,992



                                                                            Year Ended November 30,
                                                                   ------------------------------------------
                                                                        1990           1989          1988
Per share data (for a share outstanding throughout each period):   -------------- ------------- -------------
Net asset value --
 beginning of period .............................................    $   8.92      $   9.18      $   9.33
                                                                      --------      --------       -------
Income from investment operations --
 Net investment income[sec] ......................................    $   0.78      $   0.82      $   0.94
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................       (0.11)         0.09          0.12
                                                                      --------      --------      --------
  Total from investment operations ...............................    $   0.67      $   0.91      $   1.06
                                                                      --------      --------      --------
Less distributions declared to shareholders --
 From net investment income ......................................    $  (0.68)     $  (0.90)     $  (0.88)
 From net realized gain on investments and
   foreign currency transactions .................................          --            --         (0.17)
 From paid-in capital ............................................       (0.50)       ( 0.27)        (0.16)
                                                                      --------      --------      --------
  Total distributions declared to shareholders ...................    $  (1.18)     $  (1.17)     $  (1.21)
                                                                      --------      --------      --------
Net asset value -- end of period .................................    $   8.41      $   8.92      $   9.18
                                                                      ========      ========      ========
Per share market value--end of period ............................    $  8.125      $ 10.000      $ 10.125
 Total return ....................................................       (6.82)%       11.83%        15.77%
 Ratios (to average net assets)/Supplemental data[sec]:
  Expenses .......................................................        1.05%         1.08%         1.11%
  Net investment income ..........................................        9.16%         9.23%         9.87%
 Portfolio turnover ..............................................         535%          640%          307%
 Net assets at end of period (000 omitted) .......................    $813,978      $857,252      $873,503

[sec]The investment adviser did not impose a portion of its adviser fee amounting to $0.0013 per share for the year ended November 30, 1990. If this fee had been incurred by the Trust, the ratio of expenses to average net assets and net investment income to average net assets would have been 1.07% and 9.14%, respectively.

                        See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Government Markets Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company.


(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Futures Contracts -- The Trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Trust is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Trust each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Trust. The Trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Trust's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Trust has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement time.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

At November 30, 1997, the Trust, for federal income tax purposes, had a capital loss carryforward of $37,592,355 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002, ($28,577,312) November 30, 2004, ($196,662),
and November 30, 2005, ($8,818,381).


(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of average daily net assets and 5.33% of investment income.

Administrator -- The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:


  First $1 billion..................     0.0150%
  Next $1 billion...................     0.0125%
  Next $1 billion...................     0.0100%
  In excess of $3 billion...........     0.0000%

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive renumeration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $20,886 for the period ended May 31, 1998.

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                   Purchases           Sales
      -----------------------------------------------------------------------------------------
      U.S. government securities ............................    $729,842,111      $702,620,827
                                                                 ============      ============
      Investments (non-U.S. government securities) ..........    $ 80,226,631      $ 73,914,929
                                                                 ============      ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:


      Aggregate cost ........................    $523,742,569
                                                 ============
      Gross unrealized appreciation .........    $  6,517,019
      Gross unrealized depreciation .........      (3,121,490)
                                                 ------------
       Net unrealized appreciation ..........    $  3,395,529
                                                 ============

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:


                                               Six Months Ended                  Year Ended
                                                 May 31, 1998                November 30, 1997
     ---------------------------------------------------------------------------------------------
                                             Shares         Amount         Shares         Amount
                                          -----------   -------------   -----------   ------------
     Treasury Shares acquired .........   1,439,200      $9,758,634     2,631,200      $17,696,661
                                          ---------      ----------     ---------      -----------

In accordance with the provisions of the Trust's prospectus, 1,439,200 shares of beneficial interest were purchased by the Trust during the period ended May 31, 1998, at an average price per share of $6.78 and a weighted average discount of 9.05% per share. The Trust reacquired 2,631,200 shares of beneficial interest during the year ended November 30, 1997, at an average price per share of $6.73 and a weighted average discount of 9.6% per share.

(6) Line of Credit

The Trust and other affiliated Trusts participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the acquisition of Treasury shares. Interest is charged to each Trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Trusts at the end of each quarter. The commitment fee allocated to the Trust for the period ended May 31, 1998, was $1,194.

(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
---------------------------

                                                               1997 Calls                            1997 Puts
                                                   -----------------------------------------------------------------------
                                                    Principal Amounts                     Principal Amounts
                                                       of Contracts                         of Contracts
                                                      (000 Omitted)         Premiums        (000 Omitted)       Premiums
--------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period --
  Swiss Francs/Deutsche Marks ..................          19,084          $  133,083                --         $      --
Options written --
  Canadian Dollars .............................              --                  --             2,243             8,392
  Deutsche Marks ...............................              --                  --             5,808            33,389
  Japanese Government Bonds ....................         113,200               1,739           226,600             6,406
  Japanese Yen/Deutsche Marks ..................         251,984              58,600
Options terminated in closing transactions -
  Deutsche Marks ...............................              --                  --            (5,808)          (33,389)
  Japanese Government Bonds ....................              --                  --          (113,200)           (3,826)
  Swiss Francs/Deutsche Marks ..................         (19,084)           (133,083)               --                --
                                                                          ----------                           ---------
Outstanding, end of period .....................                          $   60,339                           $  10,972
                                                                          ==========                           =========
Options outstanding at end of period consist of:
  Canadian Dollars .............................              --          $       --             2,243         $   8,392
  Japanese Government Bonds ....................         113,200               1,739           113,400             2,580
  Japanese Yen/Deutsche Marks ..................         251,984              58,600                --                --
                                                                          ----------                           ---------

Outstanding, end of period .....................                          $   60,339                           $  10,972
                                                                          ==========                           =========

At May 31, 1998, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
-------------------------------------------

                                                                                                      Net Unrealized
                                              Contracts to                            Contracts       Appreciation
              Settlement Date                 Deliver/Receive     In Exchange For     at Value        (Depreciation)
---------------------------------------------------------------------------------------------------------------------
Sales         09/25/1998 ..........   DKK         11,066,036          $1,628,316       $1,635,057        $  (6,741)
              09/25/1998 ..........   JPY        109,889,120             843,905          805,916           37,989
                                                                      ----------       ----------        ---------
                                                                      $2,472,221       $2,440,973        $  31,248
                                                                      ==========       ==========        =========
Purchases     09/25/1998 ..........   CAD          1,321,322          $  923,078       $  909,425        $ (13,653)
              09/25/1998 ..........   JPY          1,792,070              13,762           13,142             (620)
                                                                      ----------       ----------        ---------
                                                                      $  936,840       $  922,567        $ (14,273)
                                                                      ==========       ==========        =========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $14,958 with Deutschebank and $33,206 with Merrill Lynch, and a net payable of $4,292 with Bankers Trust at May 31, 1998.

At May 31, 1998, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities

The Trust may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 1998, the Trust owned the following restricted securities (constituting 0.47% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.


                                          Principal
                          Date of           Amount
Description             Acquisition     (000 omitted)         Cost           Value
--------------------------------------------------------------------------------------
FHA, 10.375s, 2030     8/16/1993            $2,448        $2,633,451      $2,452,889

Independent Auditors' Report

To the Trustees and Shareholders of MFS Government Markets Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Markets Income Trust as of May 31, 1998, the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended May 31, 1998 and the year ended November 30, 1997, and the financial highlights for the six months ended May 31, 1998 and for each of the years in the ten-year period ended November 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at May 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Markets Income Trust at May 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
July 10, 1998

MFS[RegTM] Government Markets Income Trust

Trustees

Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), MFS Investment Management


Marshall N. Cohan (1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School


The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.


Abby M. O'Neill (2)
Private Investor

Walter E. Robb, III (1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services)


Arnold D. Scott*
Senior Executive Vice President,
Director, and Secretary,
MFS Investment Management


Jeffrey L. Shames*
Chairman, Chief Executive Officer,
and Director, MFS Investment
Management


J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)


Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries (holding company)





  * Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.

[Recycle symbol] This report is printed on recycled paper.


Portfolio Managers
Stephen C. Bryant*
Steven E. Nothern*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*
Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent

State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian

State Street Bank and
Trust Company
Independent Auditors

Deloitte & Touche LLP
Investment Adviser

Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741



MGFCE-3 7/98 66M